                                  EXHIBIT INDEX

EXHIBIT        DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1     Articles of Incorporation of Twentieth Century Capital Portfolios,
Inc., dated June 11, 1993 (filed as Exhibit 1a to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872,
on July 31, 1996, and incorporated herein by reference).

EX-99.a2     Articles Supplementary of Twentieth Century Capital Portfolios,
Inc., dated April 24, 1995 (filed as Exhibit a2 to Post-Effective Amendment No.
24 to the Registration Statement on Form N-1A of the Registrant, File No.
33-64872, on October 10, 2002, and incorporated herein by reference).

EX-99.a3     Articles Supplementary of Twentieth Century Capital Portfolios,
Inc., dated March 11, 1996 (filed as Exhibit 1b to Post-Effective Amendment No.
5 to the Registration Statement on Form N-1A of the Registrant, File No.
33-64872, on July 31, 1996, and incorporated herein by reference).

EX-99.a4   Articles Supplementary of Twentieth Century Capital Portfolios,
Inc., dated September 9, 1996 (filed as Exhibit a3 to Post-Effective Amendment
No. 15 to the Registration Statement on Form N-1A of the Registrant, File No.
33-64872, on May 14, 1999, and incorporated herein by reference).

EX-99.a5   Articles of Amendment of Twentieth Century Capital Portfolios, Inc.,
dated December 2, 1996 (filed as Exhibit b1c to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872,
on March 3, 1997, and incorporated herein by reference).

EX-99.a6   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated December 2, 1996 (filed as Exhibit b1d to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872,
on March 3, 1997, and incorporated herein by reference).

EX-99.a7   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated April 30, 1997 (filed as Exhibit b1e to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, on
May 21, 1997, and incorporated herein by reference).

EX-99.a8   Certificate of Correction to Articles Supplementary of American
Century Capital Portfolios, Inc., dated May 15, 1997 (filed as Exhibit b1f to
Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the
Registrant, File No. 33-64872, on May 21, 1997, and incorporated herein by reference).

EX-99.a9   Articles of Merger merging RREEF Securities Fund, Inc. with and into
American Century Capital Portfolios, Inc., dated June 13, 1997 (filed as Exhibit
a8 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A
of the Registrant, File No. 33-64872, on May 14, 1999, and incorporated herein by reference).

EX-99.a10  Articles Supplementary of American Century Capital Portfolios, Inc.,
dated December 18, 1997 (filed as Exhibit b1g to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872,
on February 17, 1998, and incorporated herein by reference).

EX-99.a11  Articles Supplementary of American Century Capital Portfolios, Inc.,
dated June 1, 1998 (filed as Exhibit b1h to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, on
June 26, 1998, and incorporated herein by reference).

EX-99.a12  Articles Supplementary of American Century Capital Portfolios, Inc.,
dated January 29, 1999 (filed as Exhibit b1i to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872,
on December 29, 1998, and incorporated herein by reference).

EX-99.a13  Articles Supplementary of American Century Capital Portfolios, Inc.,
dated February 16, 1999 (filed as Exhibit a12 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872,
on May 14, 1999, and incorporated herein by reference).

EX-99.a14  Certificate of Correction to Articles Supplementary of American
Century Capital Portfolios, Inc., dated May 12, 1999 (filed as Exhibit a15 to
Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-64872, on October 10, 2002, and incorporated herein by reference).

EX-99.a15  Articles Supplementary of American Century Capital Portfolios, Inc.,
dated June 2, 1999 (filed as Exhibit a13 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, on
July 29, 1999, and incorporated herein by reference).

EX-99.a16  Articles Supplementary of American Century Capital Portfolios, Inc.,
dated June 8, 2000 (filed as Exhibit a14 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, on
July 28, 2000, and incorporated herein by reference).

EX-99.a17  Articles Supplementary of American Century Capital Portfolios, Inc.,
dated March 5, 2001 (filed as Exhibit a15 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, on
April 20, 2001, and incorporated herein by reference).

EX-99.a18  Articles Supplementary of American Century Capital Portfolios, Inc.,
dated April 4, 2001 (filed as Exhibit a16 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, on
April 20, 2001, and incorporated herein by reference).

EX-99.a19  Articles Supplementary of American Century Capital Portfolios, Inc.,
dated May 21, 2001 (filed as Exhibit a17 to Post-Effective Amendment No.21 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, on
July 30, 2001, and incorporated herein by reference).

EX-99.a20  Articles Supplementary of American Century Capital Portfolios, Inc.,
dated August 23, 2001 (filed as Exhibit a18 to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872,
on July 30, 2002, and incorporated herein by reference).

EX-99.a21  Articles Supplementary of American Century Capital Portfolios, Inc.,
dated March 6, 2002 (filed as Exhibit a19 to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, on
July 30, 2002, and incorporated herein by reference).

EX-99.a22  Articles Supplementary of American Century Capital Portfolios, Inc.,
dated April 4, 2002 (filed as Exhibit a20 to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, on
July 30, 2002, and incorporated herein by reference).

EX-99.a23  Articles Supplementary of American Century Capital Portfolios, Inc.,
dated June 14, 2002 (filed as Exhibit a21 to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, on
July 30, 2002, and incorporated herein by reference).

EX-99.a24  Certificate of Correction to Articles Supplementary of American
Century Capital Portfolios, Inc., dated June 17, 2002 (filed as Exhibit a22 to
Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-64872, on July 30, 2002, and incorporated herein by reference).

EX-99.a25  Articles Supplementary of American Century Capital Portfolios, Inc.,
dated July 12, 2002 (filed as Exhibit a23 to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, on
July 30, 2002, and incorporated herein by reference).

EX-99.a26  Articles Supplementary of American Century Capital Portfolios, Inc.,
dated August 6, 2003 (filed as Exhibit a26 to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, on
August 28, 2003, and incorporated herein by reference).

EX-99.a27  Articles Supplementary of American Century Capital Portfolios, Inc.,
dated November 5, 2003 (filed as Exhibit a27 to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872,
on March 29, 2004, and incorporated herein by reference).

EX-99.a28  Articles Supplementary of American Century Capital Portfolios, Inc.,
dated January 12, 2004 (filed as Exhibit a28 to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872,
on March 29, 2004, and incorporated herein by reference).

EX-99.a29  Articles Supplementary of American Century Capital Portfolios, Inc.,
dated April 1, 2004 (filed as Exhibit a29 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, on
May 26, 2004, and incorporated herein by reference).

EX-99.a30  Articles Supplementary of American Century Capital Portfolios, Inc.,
dated June 7, 2004.

EX-99.a31  Articles Supplementary of American Century Capital Portfolios, Inc.,
dated June 21, 2004.

EX-99.b1   By-Laws (filed as Exhibit 2 to Post-Effective Amendment No. 5 to the
Registration Statement on Form N-1A of the Registrant, File No. 33-64872, on
July 31, 1996, and incorporated herein by reference).

EX-99.b2   Amendment to the By-Laws (filed as Exhibit b2b to Post-Effective
Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-64872, on February 17, 1998, and incorporated herein by reference).

EX-99.c    Registrant hereby incorporates by reference, as though set forth fully herein, Article Fifth, Article Seventh, Article Eighth and Article Ninth
of Registrant's Articles of Incorporation, appearing as Exhibit 1a to
Post-Effective Amendment No. 5 on Form N-1A of the Registrant; and Sections 3,
4, 5, 6, 7, 8, 9, 10, 11, 22, 24, 25, 30, 31, 33, 39, 40, 45 and 46 of
Registrant's By-Laws appearing as Exhibit 2 to Post-Effective Amendment No. 5 on
Form N-1A of the Registrant, and Sections 25, 30, and 31 of Registrant's
Amendment to By-Laws appearing as Exhibit b2b to Post-Effective Amendment No. 9 on Form N-1A of the Registrant.

EX-99.d    Amended and Restated Management Agreement with American Century
Investment Management, Inc., dated as of August 1, 2004.

EX-99.e1   Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated September 3, 2002 (filed as Exhibit e1 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, on September 30, 2002, and
incorporated herein by reference).

EX-99.e2   Amendment No. 1 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated December 31, 2002 (filed as Exhibit e2 to Post-Effective Amendment No. 4 to the Registration Statement on
Form N-1A of American Century Variable Portfolios II, Inc., File No. 333-46922,
on December 20, 2002, and incorporated herein by reference).

EX-99.e3   Amendment No. 2 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated August 29, 2003 (filed as
Exhibit e3 to Post-Effective Amendment No. 17 to the Registration Statement on
Form N-1A of American Century Strategic Asset Allocations, Inc., File No.
33-79482, on August 28, 2003, and incorporated herein by reference).

EX-99.e4   Amendment No. 3 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated as of February 27, 2004
(filed as Exhibit e4 to Post-Effective Amendment No. 104 to the Registration
Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
on February 26, 2004, and incorporated herein by reference).

EX-99.e5   Amendment No. 4 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated May 1, 2004 (filed as
Exhibit e5 to Post-Effective Amendment No. 35 to the Registration Statement on
Form N-1A of American Century Quantitative Equity Funds, Inc., File No.
33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.e6   Amendment No. 5 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated as of August 1, 2004
(filed as Exhibit e6 to Post-Effective Amendment No. 24 to the Registration
Statement on Form N-1A of American Century Investment Trust, File No. 33-65170,
on July 29, 2004, and incorporated herein by reference).

EX-99.g1   Master Agreement with Commerce Bank, N.A., dated January 22, 1997
(filed as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration
Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
on February 28, 1997, and incorporated herein by reference).

EX-99.g2   Global Custody Agreement with The Chase Manhattan Bank, dated August
9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the
Registration Statement on Form N-1A of American Century Government Income Trust,
File No. 2-99222, on February 7, 1997, and incorporated herein by reference).

EX-99.g3   Amendment to Global Custody Agreement with The Chase Manhattan Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of American Century Variable Portfolios
II, Inc., File No. 333-46922, on January 9, 2001, and incorporated herein by reference).

EX-99.h1   Transfer Agency Agreement with Twentieth Century Services, Inc., dated as of August 1, 1993 (filed as Exhibit 9 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872,
on July 31, 1996, and incorporated herein by reference).

EX-99.h2   Credit Agreement with JPMorgan Chase Bank, as Administrative Agent, dated as of December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment
No. 39 to the Registration Statement on Form N-1A of American Century Target
Maturities Trust, File No. 2-94608, on January 30, 2004, and incorporated herein by reference).

EX-99.h3   Customer Identification Program Reliance Agreement, dated April 23,
2004 (filed as Exhibit h12 to Post-Effective Amendment No. 35 to the
Registration Statement on Form N-1A of American Century Quantitative Equity
Funds, Inc., File No. 33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.i    Opinion and Consent of Counsel.

EX-99.j1   Consent of Deloitte & Touche LLP.

EX-99.j2   Power of Attorney, dated November 15, 2002 (filed as Exhibit j2 to
Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on December 17, 2002, and
incorporated herein by reference).

EX-99.j3   Power of Attorney, dated November 15, 2002 (filed as Exhibit j3 to
Post-Effective Amendment No. 103 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on December 1, 2003, and
incorporated herein by reference).

EX-99.j4   Secretary's Certificate, dated November 25, 2002 (filed as Exhibit
j3 to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A
of American Century Mutual Funds, Inc., File No. 2-14213, on December 17, 2002,
and incorporated herein by reference).

EX-99.m1   Master Distribution and Shareholder Services Plan (Advisor Class),
dated September 3, 1996 (filed as Exhibit b15a to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872,
on February 17, 1998, and incorporated herein by reference).

EX-99.m2   Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 13, 1997 (filed as Exhibit b15b to
Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on July 17, 1997, and
incorporated herein by reference).

EX-99.m3   Amendment No. 2 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated September 30, 1997 (filed as Exhibit b15c to
Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on February 26, 1998, and
incorporated herein by reference).

EX-99.m4   Amendment No. 3 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 30, 1998 (filed as Exhibit b15e to
Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-64872, on June 26, 1998, and incorporated herein by reference).

EX-99.m5   Amendment No. 4 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated November 13, 1998 (filed as Exhibit b15e to
Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242, on November 13,
1998, and incorporated herein by reference).

EX-99.m6   Amendment No. 5 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated February 16, 1999 (filed as Exhibit m6 to
Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on February 26, 1999, and
incorporated herein by reference).

EX-99.m7   Amendment No. 6 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated July 30, 1999 (filed as Exhibit m7 to Post-Effective
Amendment No. 16 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-64872, on July 29, 1999, and incorporated herein by reference).

EX-99.m8   Amendment No. 7 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated November 19, 1999 (filed as Exhibit m8 to
Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on November 29, 1999, and
incorporated herein by reference).

EX-99.m9   Amendment No. 8 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 1, 2000 (filed as Exhibit m9 to Post-Effective
Amendment No. 19 to the Registration Statement on Form N-1A of American Century
World Mutual Funds, Inc., File No. 33-39242, on May 24, 2000, and incorporated herein by reference).

EX-99.m10  Amendment No. 9 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated April 30, 2001 (filed as Exhibit m10 to
Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242, on April 19, 2001,
and incorporated herein by reference).

EX-99.m11  Amendment No. 10 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated December 3, 2001 (filed as Exhibit m11 to
Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on December 13, 2001, and
incorporated herein by reference).

EX-99.m12  Amendment No. 11 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated September 3, 2002 (filed as Exhibit m12 to
Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242, on October 1,
2002, and incorporated herein by reference).

EX-99.m13  Amendment No. 12 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated as of August 1, 2004.

EX-99.m14  Master Distribution and Individual Shareholder Services Plan (C
Class), dated March 1, 2001 (filed as Exhibit m11 to Post-Effective Amendment
No. 24 to the Registration Statement on Form N-1A of American Century World
Mutual Funds, Inc., File No. 33-39242, on April 19, 2001, and incorporated herein by reference).

EX-99.m15  Amendment No. 1 to Master Distribution and Individual Shareholder
Services Plan (C Class), dated April 30, 2001 (filed as Exhibit m12 to
Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242, on April 19, 2001,
and incorporated herein by reference).

EX-99.m16  Amendment No. 2 to Master Distribution and Individual Shareholder
Services Plan (C Class), dated September 3, 2002 (filed as Exhibit m15 to
Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242, on October 1,
2002, and incorporated herein by reference).

EX-99.m17  Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated as of February 27, 2004 (filed as
Exhibit m16 to Post-Effective Amendment No. 104 to the Registration Statement on
Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, on February
26, 2004, and incorporated herein by reference).

EX-99.m18  Master Distribution and Individual Shareholder Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free and Municipal Funds, File No. 2-82734, on October 1, 2002, and
incorporated herein by reference).

EX-99.m19  Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated as of February 27, 2004 (filed as
Exhibit m18 to Post-Effective Amendment No. 104 to the Registration Statement on
Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, on February
26, 2004, and incorporated herein by reference).

EX-99.m20  Master Distribution and Individual Shareholder Services Plan (B
Class), dated September 3, 2002 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free and Municipal Funds, File No. 2-82734, on October 1, 2002, and
incorporated herein by reference).

EX-99.m21  Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated as of February 27, 2004 (filed as
Exhibit m20 to Post-Effective Amendment No. 104 to the Registration Statement on
Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, on February
26, 2004, and incorporated herein by reference).

EX-99.m22  Master Distribution and Individual Shareholder Services Plan (R
Class), dated August 29, 2003 (filed as Exhibit m16 to Post-Effective Amendment
No. 17 to the Registration Statement on Form N-1A of American Century Strategic
Asset Allocations, Inc., File No. 33-79482, on August 28, 2003, and incorporated herein by reference).

EX-99.m23  Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (R Class), dated May 1, 2004 (filed as Exhibit m15 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, on April
29, 2004, and incorporated herein by reference).

EX-99.n1  Amended and Restated Multiple Class Plan, dated September 3, 2002
(filed as Exhibit n to Post-Effective Amendment No. 35 to the Registration
Statement on Form N-1A of American Century California Tax-Free and Municipal
Funds, File No. 2-82734, on December 17, 2002, and incorporated herein by reference).

EX-99.n2   Amendment No. 1 to the Amended and Restated Multiple Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of American Century Municipal Trust,
File No. 2-91229, on December 23, 2002, and incorporated herein by reference).

EX-99.n3   Amendment No. 2 to the Amended and Restated Multiple Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of American Century Strategic Asset
Allocations, Inc., File No. 33-79482, on August 28, 2003, and incorporated herein by reference).

EX-99.n4   Amendment No. 3 to the Amended and Restated Multiple Class Plan,
dated as of February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment
No. 104 to the Registration Statement on Form N-1A of American Century Mutual
Funds, Inc., File No. 2-14213, on February 26, 2004, and incorporated herein by reference).

EX-99.n5   Amendment No. 4 to the Amended and Restated Multiple Class Plan,
dated May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration Statement on Form N-1A of American Century Quantitative Equity
Funds, Inc., File No. 33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.n6   Amendment No. 5 to the Amended and Restated Multiple Class Plan,
dated as of August 1, 2004 (filed as Exhibit n6 to Post-Effective Amendment No.
24 to the Registration Statement on Form N-1A of American Century Investment
Trust, File No. 33-65170, on July 29, 2004, and incorporated herein by reference).

EX-99.p1   American Century Investments Code of Ethics (filed as Exhibit p to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, on April
29, 2004, and incorporated herein by reference).

EX-99.p2   Barclays Code of Ethics (filed as Exhibit p2 to Post-Effective
Amendment No. 30 to the Registration Statement on Form N-1A of American Century
Variable Portfolios, Inc., File No. 33-14567, on April 12, 2001, and
incorporated herein by reference).

EX-99.p3   J.P. Morgan Investment Management, Inc. Code of Ethics (filed as
Exhibit p3 to Post-Effective Amendment No. 20 to the Registration Statement on
Form N-1A of the Registrant, File No. 33-64872, on April 20, 2001, and
incorporated herein by reference).